SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 13, 1999


                                 MicroAge, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  File No. 0-15995             86-0321346
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


2400 South MicroAge Way, Tempe, Arizona                             85282
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (602) 366-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On January 12, 1999, the Registrant reported its earnings for the fiscal year ended November 1, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

          Exhibit No.          Description
          ----------           -----------

             99               Press Release dated January 12, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICROAGE, INC.

Date: January 13, 1999                     By: /s/ James R. Daniel
                                               --------------------------------
                                                   James R. Daniel
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer

                                  EXHIBIT INDEX

          Exhibit
          No.             Description
          -------         -----------

            99            Press Release dated January 12, 1999.